UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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Filed by a Party other than the Registrant ☐
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☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to 14a-12

CENTRAL BANCORP, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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ANNUAL MEETING OF STOCKHOLDERS
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 24, 2008
PROXY STATEMENT
GENERAL
VOTING AND PROXY PROCEDURES
Who Can Vote at the Annual Meeting
Voting by Proxy
Participants in the Central Co-operative Bank Employee Stock Ownership Plan
Vote Required
PRINCIPAL HOLDERS OF VOTING SECURITIES
PROPOSAL I — ELECTION OF DIRECTORS
Executive Officers Who Are Not Directors
MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
Nominating Committee
Audit Committee
Compensation Committee
Board Policies Regarding Communications With the Board of Directors and Attendance at Annual Meetings
EXECUTIVE COMPENSATION
Summary Compensation Table
Severance Agreements
Executive Salary Continuation Agreements
Senior Management Incentive Compensation Plan
Executive Health Insurance Plan Agreements
Life Insurance Endorsement Method Split Dollar Plan Agreement
Outstanding Equity Awards at Fiscal Year End
Pension Benefits
Director Compensation
Meeting Fees for Non-Employee Directors
Deferred Compensation Plan for Non-Employee Directors
TRANSACTIONS WITH RELATED PERSONS
SECURITY OWNERSHIP OF MANAGEMENT
INDEPENDENT AUDITORS
Audit Fees
Pre-Approval of Services by the Independent Auditor
AUDIT COMMITTEE REPORT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EXPENSES OF SOLICITATION
OTHER MATTERS
ANNUAL REPORT
STOCKHOLDER PROPOSALS

[LETTERHEAD OF CENTRAL BANCORP, INC.]
June 20, 2008
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON
JULY 24, 2008
Dear Fellow Stockholder:
     On behalf of the Board of Directors and management of Central Bancorp, Inc. (the “Company”), I cordially invite you to attend the 2008 Annual Meeting of Stockholders (the “Annual Meeting”), which will be held at the Holiday Inn—Somerville, 30 Washington Street, Somerville, Massachusetts 02143 on Thursday, July 24, 2008 at 11:00 a.m., local time.
     Accompanying this letter are a Notice of Annual Meeting of Stockholders and a Proxy Statement describing the business to be transacted at the Annual Meeting, as well as a copy of the Company’s Annual Report. Please review these materials carefully. During the Annual Meeting, we will also report on the operations of the Company. Directors and officers of the Company as well as a representative of our independent auditors, Vitale, Caturano & Company, Ltd., will be present to respond to appropriate questions stockholders may have.
     Whether or not you plan to attend the Annual Meeting, please sign and date the enclosed proxy card and mail it in the accompanying postage-paid return envelope as promptly as possible. This will not prevent you from voting in person at the Annual Meeting, but will ensure that your vote is counted if you are unable to attend. Please sign, date and promptly mail the proxy card today. Your vote is very important regardless of the number of shares you own.
     Your continued interest and support of Central Bancorp, Inc. are sincerely appreciated.
Sincerely,
/s/ John D. Doherty
John D. Doherty
Chairman, President and Chief Executive Officer

CENTRAL BANCORP, INC.
399 Highland Avenue
Somerville, Massachusetts 02144
(617) 628-4000
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 24, 2008
     Notice is hereby given that the 2008 Annual Meeting of Stockholders (the “Annual Meeting”) of Central Bancorp, Inc. (the “Company”) will be held at the Holiday Inn—Somerville, 30 Washington Street, Somerville, Massachusetts 02143 on Thursday, July 24, 2008 at 11:00 a.m., local time.
     A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed herewith.
     The Annual Meeting is for the purpose of considering and acting upon:
1.	The election of three Directors of the Company; and
2.	Such other matters as may properly come before the Annual Meeting or any adjournments thereof.
NOTE: The Board of Directors is not aware of any other business to come before the Annual Meeting.
     Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Stockholders of record at the close of business on June 9, 2008 are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.
     Whether or not you expect to be present at the Annual Meeting, please sign and date the enclosed proxy card and mail it promptly in the enclosed postage-paid envelope. If you do attend the Annual Meeting and wish to vote in person, you may do so even though you have signed an earlier proxy.
YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU ARE ENCOURAGED TO VOTE BY PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING EVEN IF YOU CANNOT ATTEND. ALL STOCKHOLDERS OF RECORD CAN VOTE BY WRITTEN PROXY CARD. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.
BY ORDER OF THE BOARD OF DIRECTORS

/s/  Rhoda K. Astone
Rhoda K. Astone
Vice President, Secretary and Clerk
Somerville, Massachusetts
June 20, 2008

CENTRAL BANCORP, INC.
399 Highland Avenue
Somerville, Massachusetts 02144
(617) 628-4000
PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
July 24, 2008

GENERAL

     This Proxy Statement and the enclosed Proxy Card are furnished in connection with the solicitation of proxies by the Board of Directors of Central Bancorp, Inc. (“Central” or the “Company”), the holding company for Central Co-operative Bank (the “Bank”), to be used at the Company’s 2008 Annual Meeting of Stockholders (hereinafter called the “Annual Meeting”), which will be held at the Holiday Inn—Somerville, 30 Washington Street, Somerville, Massachusetts 02143 on Thursday, July 24, 2008 at 11:00 a.m., local time. The accompanying Notice of Annual Meeting and this Proxy Statement are being first mailed to stockholders on or about June 20, 2008.

VOTING AND PROXY PROCEDURES

Who Can Vote at the Annual Meeting
     You are only entitled to vote at the Annual Meeting if the Company’s records show that you held shares of Central’s common stock, $1.00 par value (the “Common Stock”), as of the close of business on June 9, 2008 (the “Record Date”). If your shares are held by a broker or other intermediary, you can only vote your shares at the Annual Meeting if you have a properly executed proxy from the record holder of your shares (or their designee). As of the Record Date, a total of 1,639,951 shares of Common Stock were outstanding. Each share of Common Stock has one vote.
Voting by Proxy
     The Company’s Board of Directors is sending you this Proxy Statement for the purpose of requesting that you allow your shares of Common Stock to be represented at the Annual Meeting by the persons named in the enclosed Proxy Card. All shares of Common Stock represented at the Annual Meeting by properly executed and dated proxies will be voted according to the instructions indicated on the Proxy Card. If you sign, date and return the Proxy Card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors. The Board of Directors recommends a vote “FOR” each of its nominees for Director.
     If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, the persons named in the Proxy Card will vote your shares as determined by a majority of the Board of Directors. If the Annual Meeting is postponed or adjourned, your Common Stock may be voted by the persons named in the Proxy Card on the new Annual Meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the Annual Meeting.
     You may revoke your proxy at any time before the vote is taken at the Annual Meeting. To revoke your proxy you must either advise the Company’s Secretary and Clerk in writing before your Common Stock has been voted at the Annual Meeting, deliver a later-dated proxy, or attend the Annual Meeting and vote your shares in person. Attendance at the Annual Meeting will not in itself constitute revocation of your proxy.
     If you hold your Common Stock in “street name,” you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this Proxy Statement.
Participants in the Central Co-operative Bank Employee Stock Ownership Plan
     If you are a participant in the Central Co-operative Bank Employee Stock Ownership Plan (the “ESOP”), you will receive a voting instruction form that reflects all shares you may vote under the ESOP. Under the terms of the ESOP, all shares held by the ESOP are voted by the ESOP trustees, but each participant in the ESOP may direct the trustees on how to vote the shares of Common Stock allocated to his or her account. Unallocated shares and allocated shares for which no timely voting instructions are received will be voted by the ESOP trustees in the same proportion as the shares for which the trustees have received timely voting instructions, provided that in the absence of any voting directions as to allocated stock, the Board of Directors of the Bank will direct the ESOP trustees as to the voting of all shares of stock in the ESOP. The deadline for returning your voting instruction form to the ESOP trustees is July 17, 2008.
Vote Required
     The Annual Meeting will be held if a majority of the outstanding shares of Common Stock entitled to vote is represented at the Annual Meeting. If you return valid proxy instructions or attend the Annual Meeting in person, your shares will be counted for purposes of determining whether there is a quorum even if you withhold your vote or do not vote your shares at the Annual Meeting. Broker non-votes will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not have discretionary voting power with respect to the agenda item and has not received voting instructions from the beneficial owner.
     In voting on the election of Directors, you may vote in favor of all nominees, withhold votes as to all nominees, or vote in favor of all nominees except nominees you specify as to which you withhold your vote. There is no cumulative voting in the election of Directors. Directors must be elected by a plurality of the votes cast at the Annual Meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election.

PRINCIPAL HOLDERS OF VOTING SECURITIES

     Persons and groups beneficially owning in excess of five percent (5%) of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934 (the “Exchange Act”). The following table sets forth certain information as to those persons who the Company believes were the beneficial owners of more than 5% of the Company’s outstanding shares of Common Stock as of June 9, 2008.

			Percent of Shares
Name and Address	Amount and Nature		of Common Stock
of Beneficial Owner	Beneficial Ownership (1)		Outstanding (2)
Central Co-operative Bank Employee Stock Ownership Plan Trust 399 Highland Avenue Somerville, Massachusetts 02144	395,636	(3)	24.12%

John D. Doherty Joseph R. Doherty Joseph R. Doherty Family Limited Partnership, L.P. 399 Highland Avenue Somerville, Massachusetts 02144	277,022	(4)	16.79

Jeffrey L. Gendell Tontine Financial Partners, L.P. Tontine Management, LLC 55 Railroad Avenue Greenwich, Connecticut 06830	151,104	(5)	9.21

(1)	In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of the Common Stock as to which he or she has sole or shared voting or investment power, or has a right to acquire beneficial ownership of at any time within 60 days of June 9, 2008. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares. Unless otherwise indicated, the listed persons have direct ownership and sole voting and dispositive power.

(2)	For purposes of calculating percentage ownership, the number of shares of Common Stock outstanding includes any shares which the beneficial owner has the right to acquire within 60 days of June 9, 2008.

(3)	Of the shares beneficially owned by the Central Co-operative Bank Employee Stock Ownership Plan Trust (“ESOP”), 167,880 shares have been allocated to participating employees over which shares Directors Linnehan and Sweeney and Raymond Mannos, as trustees of the ESOP (the “ESOP Trustees”) and 227,756 shares have not been allocated, as to which shares the ESOP Trustees generally would vote in the same proportion as voting directions received from voting ESOP participants. The ESOP Trustees disclaim any beneficial ownership interest in the shares held by the ESOP.

(4)	Includes 18,229 shares of Common Stock allocated to the account of John D. Doherty in the ESOP, 14,400 shares of restricted stock awarded under the Central Bancorp, Inc. 2006 Long-Term Incentive Plan and 11,561 shares awarded under the Central Bancorp, Inc. 1999 Stock Option and Incentive Plan. Also includes 83,036 shares held by the Joseph R. Doherty Family Limited Partnership, L.P., a family partnership of which John D. Doherty is the general partner and in which he owns a 50 unit interest. John D. Doherty disclaims beneficial ownership of 41,518 shares held by the Joseph R. Doherty Family Limited Partnership, L.P. and shares held by Joseph R. Doherty. Joseph R. Doherty and the Joseph R. Doherty Family Limited Partnership, L.P. disclaim beneficial ownership of any shares held by John D. Doherty.

(5)	According to their statement on Schedule 13F as filed on May 13, 2008, each of the reporting persons shares voting and dispositive power over the listed shares.

PROPOSAL I — ELECTION OF DIRECTORS

     The Company’s Board of Directors is currently composed of nine members, all of whom are independent under the listing standards of the Nasdaq Stock Market, except Joseph R. Doherty, John D. Doherty and John J. Morrissey. Under the Company’s Articles of Organization and Bylaws, Directors are divided into three classes, with one class standing for election for a three-year term at each Annual Meeting. Three Directors will be elected at the Annual Meeting, each to serve for a three-year period or until their respective successors have been elected and qualified. The Nominating Committee of the Board of Directors has nominated Paul E. Bulman, James F. Linnehan and John J. Morrissey for election as Directors, all to serve for three-year terms. Each of these persons has consented to being named in this Proxy Statement and has indicated that they will serve if elected.
     Your Board of Directors recommends that stockholders vote “FOR” the election of Paul E. Bulman, James F. Linnehan and John J. Morrissey as Directors of the Company.
     Proxies solicited by the Board of Directors will be voted for the election of the above named nominees. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend or the Board may also decide to reduce the number of Directors to eliminate the vacancy. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.
     The following table sets forth for each Board nominee and for each Director continuing in office, his name, age, the year he first became a Director of the Company and/or the Bank, which is the Company’s principal operating subsidiary, and the year of expiration of his present term. For information regarding Common Stock beneficially owned by Directors, see “Security Ownership of Management.” Directors Joseph R. Doherty, Gregory W. Boulos and John D. Doherty were appointed as Directors of the Company in 1998 in connection with the incorporation and organization of the Company. All other Directors were appointed or elected to the Board of Directors of the Company in the years indicated on the table below.

		Year First
		Elected or
		Appointed	Present
	Age as of	Director of	Term to
Name	Record Date	Company or Bank	Expire
BOARD NOMINEES FOR TERMS TO EXPIRE IN 2011
Paul E. Bulman	70	2002	2008
James F. Linnehan	87	2003	2008
John J. Morrissey	41	2003	2008

DIRECTORS CONTINUING IN OFFICE
Joseph R. Doherty	84	1958	2009
Richard E. Stevens	64	2005	2009
Edward F. Sweeney, Jr.	67	2003	2009
Gregory W. Boulos	51	1998	2010
John D. Doherty	51	1983	2010
Albert J. Mercuri, Jr.	51	2003	2010

     Presented below is certain information concerning each of the Board’s nominees and Directors continuing in office. Unless otherwise stated, all such nominees and Directors have held the positions listed for at least the last five years.
     Paul E. Bulman has served as Chairman of the Policy Holders Protective Board of the Savings Bank Life Insurance Company since 2000. From 1996 to 2000, he was President and Chief Executive Officer of Haymarket Co-operative Bank. Mr. Bulman had previously served as President, Chief Executive Officer and Director of Hingham Institution for Savings, which he had joined in 1988. Prior to that, he had been Senior Vice President, Lending at New Bedford Institution for Savings since 1987. Mr. Bulman served as Commissioner of Banks for the Commonwealth of Massachusetts from 1983 to 1987 after serving as First Deputy Commissioner and Clerk, Deputy Commissioner, Bank Supervisor and Director, Commercial Bank Examinations. He joined the State Banking Department in 1960. Mr. Bulman is a volunteer at the Scituate Senior Center.
     James F. Linnehan is an attorney and a Certified Public Accountant. Mr. Linnehan has served as the Assistant Attorney General for the Commonwealth of Massachusetts and as a Special Investigator for the Suffolk County District Attorney’s office. He is a life trustee of the Board of Trustees of Suffolk University. He is a former director and chairman of the audit and trust committees of BayBank Middlesex.
     John J. Morrissey is a partner with the law firm of Quinn and Morris in Boston, Massachusetts. Since 1999, he has served as a member of the Board of Bar Overseers’ Hearing Committee for Plymouth and Norfolk Counties in Massachusetts, which investigates complaints of attorney misconduct and makes findings and recommendations for discipline to the Supreme Judicial Court. Since 2000, Mr. Morrissey has served as a member of the Medical Malpractice Tribunal for Suffolk County, Massachusetts, which hears medical malpractice claims to determine if the evidence is sufficient for judicial inquiry without posting a statutory bond. Mr. Morrissey also serves as a member of the Board of Governors of the Massachusetts Academy of Trial Attorneys, as a Regional Delegate of the Massachusetts Bar Association and as a member of the Executive Management Board of the Massachusetts Bar Association. John J. Morrissey is the son of William P. Morrissey, the Bank’s Executive Vice President and Chief Operating Officer.
     Joseph R. Doherty served as President of the Bank from 1958 until April 1986. From April 1986 until March 31, 1992, Mr. Doherty served as Chairman of the Board of Directors and Chief Executive Officer, responsible for guiding the overall operations of the Bank. In March 1992, Mr. Doherty retired as Chief Executive Officer of the Bank, although he remains Chairman of the Board of the Bank. Mr. Doherty served as Chairman of the Board of the Company until November 2002. Mr. Doherty is the father of John D. Doherty, the Chairman of the Board, President and Chief Executive Officer of the Company and the President and Chief Executive Officer of the Bank.
     Richard E. Stevens is a principal at Gunrock Realty Trust and is involved in real estate and investment management. From 1975 to 2004, Mr. Stevens served as President and Chief Executive Officer of Foxborough Savings Bank. Prior to 1975, Mr. Stevens was an officer of a major Boston savings bank and formerly a Senior Bank Examiner in the Office of the Commissioner of Banks for the Commonwealth of Massachusetts. Mr. Stevens is a past Director/Trustee and/or Incorporator of the Sturdy Memorial Hospital, Hockomock YMCA, Leukemia Society of America, Catholic Charitable Bureau of Boston, Massachusetts Taxpayers Foundation and Dean Junior College and is a present Director of Children’s Medical Research Foundation and a Corporation Member of Partners Health Care System, Inc.
     Edward F. Sweeney, Jr. is self-employed as a financial/management advisor. Since December 2002, he has served as a business consultant to the Malden Redevelopment Authority, an agency funded by the Department of Housing and Urban Development to work with communities to promote home ownership for low and moderate income families. In October 2005, Mr. Sweeney was also appointed to serve as Commissioner of the Department of Public Works. From March 1999 to October 2005, Mr. Sweeney served as Commissioner and former Chairman of the Malden Housing Authority. From May 1998 to December 2000, he served as Senior Vice President of US Trust, a $6 billion multi-bank holding company in Boston, Massachusetts. From 1996 to May 1998, Mr. Sweeney served as Senior Vice President of Somerset Savings Bank, Somerville, Massachusetts. From 1994 to 1996, Mr. Sweeney was President, Chief Executive Officer and a Director of Meetinghouse Co-operative Bank in Dorchester,

Massachusetts. From 1966 to 1994, Mr. Sweeney served with the Division of Banking for the Commonwealth of Massachusetts. He retired as Senior Deputy Commissioner in 1994.
     Gregory W. Boulos is a partner in CB Richard Ellis/The Boulos Company of Portland, Maine, which is Maine’s largest commercial real estate brokerage and development firm, specializing in the sale and leasing of commercial/industrial properties and the brokerage of investment properties. Mr. Boulos is a past Director of Junior Achievement, The Center for Dental Health, Mercy Hospital and The Portland Symphony Orchestra. He is also a past Chairman of both the Cumberland County Civic Center and Catholic Charities Maine Board of Directors. Mr. Boulos is a member of the Portland Chamber of Commerce, the Maine Commercial Association of Realtors and the National Association of Realtors and Director of Wayneflete School.
     John D. Doherty is the Chairman, President and Chief Executive Officer of the Company and President and Chief Executive Officer of the Bank. He was elected President of the Bank in April 1986. As President, Mr. Doherty is responsible for the day-to-day operations of the Bank and reports on the Bank’s operations directly to the Board of Directors. Commencing April 1992, Mr. Doherty also became the Chief Executive Officer of the Bank. In November 2002, Mr. Doherty became Chairman of the Board of the Company. Mr. Doherty also serves as the President and a Director of the Bank’s subsidiaries, Central Securities Corporation and Central Securities Corporation II. He has been employed by the Bank in various capacities since 1981. Mr. Doherty holds an M.B.A. degree from Boston University and a B.A. in Business Administration from Babson College. Mr. Doherty was Chairman of the Co-operative Central Bank until 2004 and is a former Trustee of the Co-operative Banks Employees Retirement Association. He is a member of the Somerville Kiwanis Club, a former Director of the Somerville Chamber of Commerce, former Treasurer of the Woburn Development Corporation and a former member of the Somerville High School Scholarship Committee, the Woburn Kiwanis Club, and the Needham Business Association and a past president of the Economy Club of Cambridge. Mr. Doherty is the son of Board member Joseph R. Doherty.
     Albert J. Mercuri, Jr. has served since 1987 as President and Chief Executive Officer of Data Direct, Inc., a national distributor of digital media publishing systems, optical media and copiers, located in Needham Heights, Massachusetts. Mr. Mercuri is a 1979 graduate of Babson College where he earned a Bachelor of Science degree in Marketing.
Executive Officers Who Are Not Directors
     The following sets forth the information, including the ages, as of the Record Date with respect to executive officers of the Company who do not serve on the Board of Directors. Executive officers are appointed annually by the Board of Directors.
     William P. Morrissey, 80, joined the Bank in November 1992 and was promoted to the position of Executive Vice President and Chief Operating Officer of the Bank in April 2005. Until his promotion, he served as Senior Vice President for Corporate Affairs. Mr. Morrissey is a former chairman and a former member of the Board of Directors of the Federal Home Loan Bank of Boston. Prior to 1992, Mr. Morrissey served as Executive Vice President for Corporate Affairs at The Boston Five Cents Savings Bank and as Deputy Commissioner of Banks for the Commonwealth of Massachusetts. Mr. Morrissey is the father of Director John J. Morrissey.
     David W. Kearn, 66, joined the Bank in June 1993 and was promoted to the position of Executive Vice President — Senior Lending Officer of the Bank in April 2005. Until his promotion, he served as the Senior Vice President — Lending of the Company and the Bank. From 1990 to 1993, Mr. Kearn was a Vice President of Loan Administration at Somerset Savings Bank, Somerville, Massachusetts and was Senior Vice President/Branch Administration at United States Trust Company from 1987 to 1990. He is a former Director of the Somerville Boys Club. He also serves as a Director of the Bank’s subsidiaries, Central Securities Corporation and Central Securities Corporation II.
     Paul S. Feeley, 61, joined the Bank in July 1997. He has served as Senior Vice President, Treasurer and Chief Financial Officer of the Company and Bank since October 2004 and also served in these positions from July 1997 to February 2002. In February 2002, he became Senior Vice President and Chief Information Officer of the Company and the Bank. Mr. Feeley is a member of the Financial Managers Society of which he is a former local chapter President and National Director. He is also a member of the Massachusetts Society of CPAs and serves on its Financial Institutions Committee. From 1993 to 1997, Mr. Feeley was Senior Vice President and Treasurer of Bridgewater Credit Union. Prior to 1993, Mr. Feeley was Executive Vice President, Chief Financial Officer and Clerk of the Corporation at The Cooperative Bank of Concord, Acton, Massachusetts. He also serves as a Director of the Bank’s subsidiaries, Central Securities Corporation and Central Securities Corporation II.
     Shirley M. Tracy, 53, joined the Bank in October 1982 and was promoted to the position of Senior Vice President/Director of Human Resources in October 2004. Until her promotion, she served as Vice President/Director of Human Resources from 1993 to 2004. From 1978 to 1982, Ms. Tracy served in various positions at the Volunteer Cooperative Bank in Boston. Ms. Tracy received the Certificate in Human Resources Administration from Bentley College and holds an undergraduate degree from Regis College.
     Bryan E. Greenbaum, 45, joined the Bank in January 2005 as Senior Vice President of Retail Banking. From 2000 to 2004, Mr. Greenbaum served as Vice President of Branch Administration and later as Senior Vice President of Retail Banking at Abington Savings Bank. Previous to 2000, Mr. Greenbaum held various retail management positions at both Salem Five Cents Savings Bank and Warren Five Cents Savings Bank.
     Stephen A. Calhoun, 56, joined the Bank in January 2005 as Senior Vice President, Chief Information Officer. From 1999 to 2004, Mr. Calhoun served as Senior Vice President of Information Technology for First Essex Bank/Sovereign Bank in Andover, Massachusetts. Previous to 1999, Mr. Calhoun was Vice President of Operations and Systems for Somerset Bank/U.S. Trust.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors conducts its business through meetings of the Board and through its committees. During the year ended March 31, 2008, the Board of Directors of the Company held six meetings, and the Board of Directors of the Bank met 12 times. No Director attended fewer than 75% of the total number of meetings of the Board of Directors and meetings of committees on which the Director served during this period.
Nominating Committee
     General. The Board of Directors’ Nominating Committee nominates Directors to be voted on at the Annual Meeting and recommends nominees to fill any vacancies on the Board of Directors. The Nominating Committee currently consists of Directors Richard E. Stevens, Edward F. Sweeney, Jr. and Albert J. Mercuri, Jr. The members of the Nominating Committee are “independent directors” as defined in the Nasdaq Stock Market listing standards. The Board of Directors has adopted a Charter for the Nominating Committee. The Nominating Committee Charter is not available on the Company’s website, but was included as Appendix A to the Company’s 2007 proxy statement, which was filed with the Securities and Exchange Commission on June 22, 2007. The Nominating Committee met one time during the year ended March 31, 2008.
     It is the policy of the Nominating Committee to consider Director candidates recommended by security holders who appear to be qualified to serve on the Company’s Board of Directors. Any stockholder wishing to recommend a candidate for consideration by the Nominating Committee as a possible Director nominee for election at an upcoming annual meeting of stockholders must provide written notice to the Nominating Committee of such stockholder’s recommendation of a Director nominee no later than the March 31st preceding the annual meeting of stockholders. Notice should be provided to: Secretary and Clerk, Central Bancorp, Inc., 399 Highland Avenue, Somerville, Massachusetts 02144.
     In its deliberations, the Nominating Committee considers a candidate’s personal and professional integrity, knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would provide for adequate representation of the Bank’s market area. Any nominee for Director made by the Nominating Committee must be highly qualified with regard to some or all the attributes listed in the preceding sentence. In searching for qualified Director candidates to fill vacancies on the Board, the Nominating Committee solicits the Company’s then current Directors for the names of potential qualified candidates. Moreover, the Nominating Committee may ask the Company’s Directors to pursue their own business contacts for the names of potentially qualified candidates. The Nominating Committee would then consider the potential pool of Director candidates, select a candidate based on the candidate’s qualifications and the Board’s needs, and conduct a thorough investigation of the proposed candidate’s background to ensure there is no past history that would cause the candidate not to be qualified to serve as a Director of the Company. In the event a stockholder has submitted a proposed nominee, the Nominating Committee would consider the proposed nominee, along with any other proposed nominees recommended by individual Directors, in the same manner in which the Nominating Committee would evaluate nominees for Director recommended by Directors.
     With respect to nominating an existing Director for re-election to the Board of Directors, the Nominating Committee will consider and review an existing Director’s Board and committee attendance and performance; length of Board service; experience; skills and contributions that the existing Director brings to the Board; and independence.
Audit Committee
     The Company has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Company’s Audit Committee meets quarterly to review reports prepared by the Company’s internal auditing firm. In addition, the Audit Committee engages the Company’s independent auditors with whom it meets to review the planning for and the results of the annual audit of the Company’s consolidated financial statements. The members of the Audit Committee are Directors James F. Linnehan (Chairman), Edward F. Sweeney, Jr. and Albert J. Mercuri, Jr. All of the members of the Audit Committee are independent within the meaning of the Nasdaq Stock Market’s listing standards. The Company’s Board of Directors has determined that one member of the Audit Committee, James F. Linnehan, qualifies as an “audit committee financial expert” as defined in Section 401(h) of Regulation S-K promulgated by the U.S. Securities and Exchange Commission. Director James F. Linnehan is “independent,” as such term is defined in Item 7(d)(3)(iv)(A) of Schedule 14A under the Exchange Act. The Company’s Board of Directors has adopted a written charter for the Audit Committee, which was included as Appendix B to the Company’s 2007 proxy statement, which was filed with the Securities and Exchange Commission on June 22, 2007. The Audit Committee met seven times during the year ended March 31, 2008.
Compensation Committee
     The Compensation Committee sets the compensation for the officers and Directors of the Company and Bank and reviews various personnel issues such as wage and salary programs and incentive compensation. The Compensation Committee consists of Directors Gregory W. Boulos, Paul E. Bulman (Chairman), Richard E. Stevens and Edward F. Sweeney, Jr. The Company’s Board of Directors has not adopted a written charter for the Compensation Committee. During the year ended March 31, 2008, the Compensation Committee met eight times.
Board Policies Regarding Communications With the Board of Directors and Attendance at Annual Meetings
     The Board of Directors maintains a process for stockholders to communicate with the Board of Directors. Stockholders wishing to communicate with the Board of Directors should send any communication to Rhoda K. Astone, Secretary and Clerk, Central Bancorp, Inc., 399 Highland Avenue, Somerville, Massachusetts 02144. All communications that relate to matters that are within the scope of the responsibilities of the Board and its Committees are to be presented to the Board no later than its next regularly scheduled meeting. Communications that relate to matters that are within the responsibility of one of the Board Committees are also to be forwarded to the Chair of the appropriate Committee. Communications that relate to ordinary business matters that are not within the scope of the Board’s responsibilities, such as customer complaints, are to be sent to the appropriate officer. Solicitations, junk mail and obviously frivolous or inappropriate communications are not to be forwarded, but will be made available to any Director who wishes to review them.
     Directors are expected to prepare themselves for and to attend all Board meetings, the Annual Meeting of Stockholders and the meetings of the Committees on which they serve, with the understanding that on occasion a Director may be unable to attend a meeting. All of the Company’s Directors attended the Company’s 2007 Annual Meeting of Stockholders.

EXECUTIVE COMPENSATION

Summary Compensation Table
     The following information is furnished for all individuals serving as the principal executive officer of the Company for the 2008 fiscal year and the other two most highly compensated executive officers of the Company whose total compensation for the 2008 fiscal year exceeded $100,000.

						Change in
						Pension Value
						and
						Nonqualified
						Deferred
				Stock	Option	Compensation	All Other
Name and Principal		Salary	Bonus	Awards	Awards	Earnings	Compensation
Position	Year	($)	($)	($)(1)	($)	($)(2)	($)(3)	Total ($)
John D. Doherty	2008	$406,960	—	$74,131	—	$29,682	$73,718	$584,491
Chairman, President and	2007	400,000	—	30,888	—	1,079	64,341	496,308
Chief Executive Officer

William P. Morrissey	2008	220,000	—	65,894	—	37,005	42,506	365,405
Executive Vice President	2007	220,000	—	27,456	—	24,988	41,740	314,184
and Chief Operating Officer

David W. Kearn	2008	183,045	—	28,829	—	41,623	24,283	277,780
Executive Vice President/	2007	180,598	—	12,012	—	42,374	35,545	270,529
Senior Lending Officer

(1)	Reflects the after tax dollar amount recognized for financial statement reporting purposes in accordance with FAS 123(R), assuming vesting on October 19, 2007 of 3,600, 3,200 and 1,400, shares of restricted stock for Messrs. Doherty, Morrissey and Kearn, respectively, based upon the Company’s stock price of $31.20 on the date of grant.

(2)	Amounts represent the aggregate change in the actuarial present value of accumulated benefit under the Company’s defined benefit retirement plan.

(3)	Details of the amounts reported in the “All Other Compensation” column for fiscal 2008 are provided in the table below:

	Mr. Doherty		Mr. Morrissey		Mr. Kearn
Employer contributions to 401(k) plan	$5,625		$5,500		$4,515
Market value of ESOP contributions	36,120		20,928		10,248
Dividends on grants issued	11,664		10,368		4,536
Group term life insurance	2,395		1,445		1,938
Perquisites	17,914	(a)	—	(b)	—	(b)

(a)	Represents club dues of $10,954 and the value of a Company provided automobile of $6,956.

(b)	Perquisites did not exceed $10,000.
Employment Agreements
     The Bank has entered into employment agreements (the “Employment Agreements”) with John D. Doherty, President and Chief Executive Officer of the Bank, and William P. Morrissey, Executive Vice President and Chief Operating Officer of the Bank. The Employment Agreements each provide for a five-year term, with an automatic extension for one additional year on each anniversary unless written notice stating the Employment Agreement shall not be extended is received. Under the Employment Agreements, Mr. Doherty and Mr. Morrissey are entitled to an annual base salary of $425,000 and $245,000, respectively. Each Employment Agreement requires that such salary be reviewed at least annually by the Bank’s Board of Directors, which may use its discretion in making decisions about salary increases. The Agreements also provide for the executives’ participation in discretionary bonuses as authorized and declared by the Board, as well as participation in retirement and medical plans of the Bank for the benefit of its employees and other fringe benefits, which may be or become applicable to executive employees. In the event that either Mr. Doherty or Mr. Morrissey is terminated without just cause, as such term is defined in the Employment Agreements, each Employment Agreement provides that the Bank will continue to pay the executive’s salary for the remainder of the Employment Agreement’s term, provided such payments are in accordance with Section 409A of the Internal Revenue Code of 1986, as amended. Under the Employment Agreements, if Mr. Doherty or Mr. Morrissey is terminated by the Bank, without prior written consent, in connection with or within three years after any change in control, as such term is defined in the Employment Agreements, each executive is entitled to 2.99 times his “base amount” as defined in Section 280G(b)(3) of the Code and the regulations promulgated thereunder. Each Employment Agreement also provides that if the executive receives any benefits from the Bank that are subject to an excise tax under Section 4999 of the Internal Revenue Code, the Bank will pay the executive an additional “gross-up payment” to ensure that the executive remains in the same financial position had the excise tax not been imposed. The Employment Agreements replace a previous employment agreement by and between the Bank and Mr. Doherty and a severance agreement by and between the Bank and Mr. Morrissey in connection with a change in control.
Severance Agreements
     The Bank has entered into a severance agreement (the “Severance Agreement”) with David W. Kearn, Executive Vice President/Senior Lending Officer of the Bank. The Severance Agreement provides for a term of three years and an automatic annual extension of the term for an additional one-year period beyond the then-effective expiration date, unless either the Bank or Mr. Kearn gives written notice that the Severance Agreement will not be extended further. The Severance Agreement provides that, in the event of his involuntary termination of employment in connection with, or within one year after, any change in control of the Company or the Bank, Mr. Kearn will be paid within 10 days of such termination an amount equal to two times his annual base salary at the rate in effect just prior to the change in control provided, however, the amount received shall in no event exceed the difference between (i) 2.99 times their “base amount,” as defined in Section 280G(b)(3) of the Internal Revenue Code, and (ii) the sum of any other parachute payments, as defined under Section 280G(b)(2) of the Internal Revenue Code, that he receives on account of the change in control. “Change in Control” generally refers to the acquisition, by any person or entity, of the ownership, holding, or power to vote more than 25% of the Company’s or the Bank’s voting stock, the control of the election of a majority of the Company’s or the Bank’s Directors, or the exercise of a controlling influence over the management or policies of the Company or the Bank. In addition, a change in control occurs when, during any consecutive two-year period, Directors of the Company or the Bank at the beginning of such period cease to constitute a majority of the Board of Directors of the Company or the Bank, unless the election of replacement Directors was approved by a two-thirds vote of the initial Directors then in office. The Severance Agreements also provide for a similar lump sum payment in the event of Mr. Kearn’s voluntary termination of employment within one year following a change in control, upon the occurrence, or within 90 days thereafter, of certain specified events following a change in control, which have not been consented to in writing by Mr. Kearn, including (i) the requirement that he perform his principal executive functions more than 35 miles away from his primary office, (ii) a reduction in the his base compensation as in effect prior to the change in control, (iii) the failure of the Company or the Bank to provide him with compensation and benefits substantially similar to those provided to him at the time of the change in control under any employee benefit plans in which he becomes a participant, (iv) the assignment to him of material duties and responsibilities other than those normally associated with his position with the Bank, and (v) a material reduction in his authority and responsibility. In the event that a 31dispute arises between Mr. Kearn and the Company or the Bank, as to the terms or interpretation of the Severance Agreement, he will be reimbursed for all reasonable expenses arising from such dispute.
Executive Salary Continuation Agreements
     The Bank has entered into Executive Salary Continuation Agreements, as amended (the “Salary Continuation Agreements”), with Messrs. Doherty and Morrissey. Under the Salary Continuation Agreements, upon his retirement date, as defined under each Salary Continuation Agreement, the executive is entitled to an annual benefit payable in monthly installments until death equal to 50% for Mr. Doherty and 40% for Mr. Morrissey, of the average high three years of his base salary, offset by: (i) the amount available to the executive under the Bank’s pension plan; (ii) the Bank’s annuitized 401(k) plan contribution to the executive; and (iii) 50% of the executive’s age 65 social security benefit for Mr. Doherty and a $9,480 social security benefit for Mr. Morrissey. The Salary Continuation Agreements each provide for a three percent annual cost of living increase. Under each Salary Continuation Agreement, in the event of the executive’s death, his beneficiary is entitled to a pre-retirement death benefit of an amount equal to the executive’s Accrued Liability Retirement Account, as defined under each Salary Continuation Agreement, and in the event the executive dies before 180 monthly installments have been paid, the Bank will continue payments of the installments until 180 installments have been paid. If the executive terminates his employment prior to the retirement date voluntarily or is discharged without cause, the executive is entitled to a benefit equal to the balance of his Accrued Liability Retirement Account on the date of termination, which shall be paid in one lump sum. In the event of a change in control, the executive is entitled to 100% of the Accrued Liability Retirement Account, which shall be paid in one lump sum. Under each Salary Continuation Agreement, the executive forfeits entitlement to all benefits under the Salary Continuation Agreement if his employment with the Bank is terminated for cause as specified in the Salary Continuation Agreement.
Senior Management Incentive Compensation Plan
     We have established a short-term cash-based incentive program designed to reward senior management with a bonus based on the attainment of certain performance targets, specifically with respect to the Bank’s return on average assets (“ROAA”). For fiscal 2008, potential incentive distributions under the plan ranged from 0% of base salary to 26% of base salary for the Chief Executive Officer and 0% of base salary to 20% of base salary for Executive and Senior Vice Presidents. Pursuant to the plan, the Chief Executive Officer was eligible to be awarded a 6% bonus if the Bank achieved an ROAA level of .55% for fiscal 2008, with such bonus increasing 5.0% for each .05% increase in ROAA above the .55% threshold, subject to a maximum bonus of 26% of base salary. Executive and Senior Vice Presidents were eligible to be awarded a 6% bonus if the Bank achieved an ROAA level of .55% for fiscal 2008, with such bonus increasing 3.5% for each .05% increase in ROAA above the .55% threshold, subject to a maximum bonus of 20% of base salary. Distribution of incentive awards are set by the Compensation Committee and are deferred until after the end of the fiscal year. Because the Bank’s ROAA fell below the target levels set by the Compensation Committee in fiscal 2008, no bonuses were awarded under this program in fiscal 2008.
Executive Health Insurance Plan Agreements
     The Bank has also entered into Executive Health Insurance Plan Agreements (the “Health Insurance Plan Agreements”) with Messrs. Doherty and Morrissey. Under the terms of each Health Insurance Plan Agreement, the Bank will make an annual contribution of $10,000 for Mr. Doherty and $25,000 for Mr. Morrissey into each executive’s Liability Reserve Account, as defined under each Health Insurance Plan Agreement. Provided the executives remain employed by the Bank until the age of 65 for Mr. Doherty and the age of 85 for Mr. Morrissey, each will be entitled to the use of his post-retirement health care account until the Liability Reserve Account for each executive reaches a balance of zero dollars. Each Health Insurance Plan Agreement also provides that if the executive is terminated, voluntarily or involuntarily, he is entitled to the use of his health care account until the Liability Reserve Account reaches a balance of zero dollars, and that if the executive should die after such termination, the executive’s spouse is entitled to the use of the health care account until the Liability Reserve Account reaches a balance of zero dollars. Under the Health Insurance Plan Agreements, an executive forfeits his benefits if he is discharged for cause as specified in his Health Insurance Plan Agreement.
Life Insurance Endorsement Method Split Dollar Plan Agreement
     The Bank maintains a Life Insurance Endorsement Method Split Dollar Plan Agreement (the “Split Dollar Plan Agreement”) with Mr. Morrissey. Under the terms of the Split Dollar Plan Agreement, the Bank is the owner of the life insurance policy under which Mr. Morrissey and his spouse, Donna C. Morrissey, are insureds. The Bank pays an amount equal to the planned premiums and any other premium payments that may be necessary to keep the policy in force. Upon the death of the second to die, Mr. Morrissey’s designated beneficiary is entitled to one million dollars and the Bank is entitled to the remainder of the death proceeds. Under the Split Dollar Plan Agreement, at all times, the Bank is entitled to the cash value of the life insurance policy, as defined in the policy, offset by any policy loans, unpaid interest, previous cash withdrawals and surrender charges. The executive forfeits his entitlement to all benefits under the Split Dollar Plan Agreement if his employment with the Bank is terminated for cause as specified in his Split Dollar Plan Agreement.

Outstanding Equity Awards at Fiscal Year End
     The following table provides information concerning unexercised options and stock awards that have not vested for each named executive officer outstanding as of March 31, 2008.

	Option Awards				Stock Awards
	Number of	Number of
	Securities	Securities			Number of	Market Value
	Underlying	Underlying			Shares or	of Shares or
	Unexercised	Unexercised			Units of Stock	Units of Stock
	Options	Options		Option	That Have Not	That Have Not
	(#)	(#)	Option Exercise	Expiration	Vested	Vested
Name	Exercisable	Unexercisable(1)	Price ($)	Date	(#)(2)	($)(3)
John D. Doherty	11,561	—	28.99	03/17/2015	14,400	$275,760

William P. Morrissey	2,736	—	20.25	11/18/2009	12,800	245,120
	2,634		16.625	12/14/2010
	4,253		28.99	03/17/2015

David W. Kearn	4,524	—	20.25	11/18/2009	5,600	107,240
	4,354		16.625	12/14/2010
	4,081		28.99	03/17/2015

(1)	The stock options vested when issued.

(2)	The restricted stock awards vest in five equal annual installments beginning on the date of grant, which was October 19, 2006.

(3)	Based upon the Company’s closing stock price of $19.15 on March 31, 2008.
Pension Benefits
     The Company sponsors the CBERA Plan C to provide retirement benefits for eligible employees. Each of the named executive officers currently participates in the plan.

		Number of	Present Value of
		Years of	Accumulated
Name	Plan Name	Credited Service	Benefit ($) (1)
John D. Doherty	CBERA Plan C	27	$287,497
William P. Morrissey	CBERA Plan C	15	316,160
David W. Kearn	CBERA Plan C	14	410,996

(1)	The material assumptions used to calculate the present value of the accumulated pension benefit were as follows: age, years of service, the average of the highest three consecutive calendar years of compensation as of March 31, 2008 and a blended discount rate using 4.92%/5.09%/5.17% based on new Pension Protection Act methodology.

Director Compensation
     The following table provides the compensation received by individuals who served as non-employee Directors of the Company during the 2008 fiscal year.

				Change in Pension
				Value and
				Nonqualified
				Deferred
	Fees Earned or	Stock	Option	Compensation	All Other
	Paid in Cash	Awards	Awards	Earnings	Compensation	Total
Name	($)(1)	($)	($)	($)	($)	($)
James F. Linnehan	$20,400	—	—	—	—	$20,400
Paul E. Bulman	24,800	—	—	—	—	24,800
Gregory W. Boulos	17,850	—	—	—	—	17,850
Albert J. Mercuri, Jr.	20,400	—	—	—	—	20,400
Edward F. Sweeney, Jr.	30,900	—	—	—	—	30,900
Joseph R. Doherty	13,750	—	—	—	—	13,750
John J. Morrissey	22,750	—	—	—	—	22,750
Richard E. Stevens	24,250	—	—	—	—	24,250

(1)	Includes fees earned for service with the Company and the Bank.
Meeting Fees for Non-Employee Directors
     Directors of the Company and the Bank are each paid a fee of $950 and $750, respectively, per Board meeting attended. The Chairmen of the Bank’s Audit and Securities Committees are each paid a fee of $850 for each meeting attended. Members of the Company’s Audit Committee are paid $950 per meeting attended. Members of the Bank’s Audit and Securities Committees each receive a fee of $750 per meeting attended. The President does not receive any Director or committee fees. Former Director Terence D. Kenney, who retired from the Board of Directors in August 2003, receives $567 per month as a consulting fee for services rendered in connection with the Bank’s Woburn branches. Bank Chairman Joseph R. Doherty receives group health and life insurance benefits under the Bank’s group plans. Premiums relating to the Bank’s group plans that were paid by the Bank on behalf of Joseph R. Doherty amounted to $2,469 during the year ended March 31, 2008.
Deferred Compensation Plan for Non-Employee Directors
     The Company has established a Deferred Compensation Plan for Non-Employee Directors pursuant to which Directors who are not employees of the Company or the Bank are eligible to defer all or a portion of their Director fees. Deferred fees are credited to an account in a grantor trust and invested in shares of the Common Stock. Shares allocated to a Director’s account are to be paid out in equal annual installments over a three-year period beginning six months after the Director ceases to be a Director. Shares held in the Deferred Compensation Plan for Non-Employee Directors are voted by the trustees in accordance with the direction of the Company’s Board of Directors. During the year ended March 31, 2008, 698, 411, 721, 242 and 648 shares were credited to the accounts of Directors Boulos, Bulman, Mercuri, Morrissey and Stevens, respectively, who were the only Directors participating in the Deferred Compensation Plan for Non-Employee Directors.

TRANSACTIONS WITH RELATED PERSONS

     The Sarbanes-Oxley Act of 2002 generally prohibits loans by the Company to its executive officers and Directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by the Bank to its executive officers and Directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. The Bank is therefore prohibited from making any new loans or extensions of credit to executive officers and Directors at different rates or terms than those offered to the general public. Notwithstanding this rule, federal regulations permit the Bank to make loans to executive officers and Directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or Director over any other employee, although the Bank does not currently have such a program in place.
     In addition, Massachusetts law provides that co-operative banks are limited in the amount of money that they may lend to their officers. These limits are $500,000 for a mortgage on a primary residence, $150,000 for loans for educational purposes and $35,000 for all other types of loans in total. These restrictions do not apply to non-officer employees of a co-operative bank or to a co-operative bank’s outside Directors.
     The Company maintains a comprehensive written policy for the review, approval and ratification of certain transactions with related persons. In accordance with banking regulations and its policy, the Board of Directors reviews all loans made to a Director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, exceed the greater of $25,000 or 5% of the Company’s capital and surplus (up to a maximum of $500,000) and such loans must be approved in advance by a majority of the disinterested members of the Board of Directors. Additionally, the Company’s Audit Committee also reviews all related party transactions (i.e., transactions required to be disclosed under SEC Regulation S-K, Item 404) for potential conflicts of interest situations on an ongoing basis and determines whether to approve such transactions. Pursuant to the Company’s Code of Ethics for Directors, Officers and Employees, all executive officers and Directors of the Company must disclose any existing or potential conflicts of interest. Such potential conflicts of interest include, but are not limited to, the following: (i) personally benefiting from opportunities that are discovered through the use of Company property, contacts, information or position; and (ii) accepting employment or engaging in a business (including consulting or similar arrangements) that may conflict with the performance of the Director’s or executive officer’s duties or the Company’s interests.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth, as of June 9, 2008, the beneficial ownership of the common stock by each of the Company’s Directors, nominees and named executive officers, and by all Directors, nominees and executive officers as a group.

	Beneficial Ownership
	Number		Percentage of
Name	of Shares		Shares Outstanding (1)
James F. Linnehan	70	(2)	*
Paul E. Bulman	40	(3)	*
Joseph R. Doherty	3,926		*
Gregory W. Boulos	294	(3)	*
Albert J. Mercuri, Jr.	200	(3)	*
Edward F. Sweeney, Jr.	101	(2)	*
John D. Doherty	231,578	(4)	14.0
John J. Morrissey	60	(3)	*
Richard E. Stevens	7,222	(3)(5)	*
David W. Kearn	29,633	(6)	1.79
William P. Morrissey	35,476	(7)	2.15
All Directors, nominees and executive officers as a group (16 persons)	364,322	(8)	21.49

(1)	In calculating percentage ownership for a given individual or group of individuals, the number of shares of the Common Stock outstanding includes unissued shares subject to options exercisable within 60 days of June 9, 2008 held by that individual or group.

(2)	Does not include 395,636 shares held by the ESOP, over which shares the ESOP Trustees, Directors Linnehan and Sweeney and Raymond Mannos, disclaim any beneficial ownership interest in.

(3)	Does not include shares credited to their accounts in the Deferred Compensation Plan for Non-Employee Directors as follows: Director Bulman, 2,299 shares; Director Boulos, 5,582 shares; Director Mercuri, 3,065 shares; Director Morrissey, 987 shares; and Director Stevens, 1,771 shares.

(4)	Includes 18,229 shares of Common Stock allocated to his account in the ESOP, 14,400 shares of restricted stock, 11,561 shares which he has the right to acquire pursuant to options exercisable within 60 days of June 9, 2008 and 41,518 shares held by the Joseph R. Doherty Family Limited Partnership, L.P. of which he is the sole general partner and in which he has a 50 unit interest.

(5)	Includes 5,644 shares of Common Stock held by an IRA account established for the benefit of Director Stevens.

(6)	Includes 9,674 shares allocated to his account in the ESOP, 5,600 shares of restricted stock, and 12,959 shares which he has the right to acquire pursuant to options exercisable within 60 days of June 9, 2008.

(7)	Includes 9,853 shares allocated to his account in the ESOP, 12,800 shares of restricted stock and 9,623 shares which he has the right to acquire pursuant to options exercisable within 60 days of June 9, 2008.

(8)	Includes 55,290 shares of Common Stock which may be acquired pursuant to stock options exercisable within 60 days of June 9, 2008, 50,523 shares allocated to the ESOP accounts of executive officers and 13,704 shares held by the trust for the Deferred Compensation Plan for Non-Employee Directors which are voted as directed by the Board of Directors. Does not include unallocated shares held by the ESOP, over which shares the ESOP Trustees may be deemed to have shared or sole voting and/or investment power.

*	Represents less than 1% of the Company’s outstanding Common Stock.

INDEPENDENT AUDITORS

     Vitale, Caturano & Company, Ltd. (“Vitale”), independent public accountants, served as the Company’s independent auditors for the 2008 fiscal year. A representative of Vitale will be present at the meeting to respond to stockholders’ questions and will have the opportunity to make a statement if he or she so desires.
Audit Fees
     For the years ended March 31, 2008 and 2007, the Company was billed by its independent public accountants for fees aggregating $136,800 and $139,500, respectively.
     The following table sets forth the fees billed to the Company for the fiscal years ending March 31, 2008 and 2007 by our independent public accountants:

	2008	2007
Audit fees(1)	$117,000	$115,500
Audit related fees(2)	1,800	6,500
Tax fees(3)	18,000	17,500
All other fees	—	—

(1)	Includes professional services rendered for the audit of the Company’s annual consolidated financial statements and review of consolidated financial statements included in Forms 10-Q and 10-K and services normally provided in connection with statutory and regulatory filings, including out-of-pocket expenses.

(2)	Assurance and related services reasonably related to the performance of the audit include the reading of the Company’s Form 10-K and Proxy Statement.

(3)	Tax fees include the following: preparation of state and federal tax returns and assistance with calculating estimated tax payments.
Pre-Approval of Services by the Independent Auditor
     The Audit Committee does not have a policy for the pre-approval of non-audit services to be provided by the Company’s independent auditor. Any such services would be considered on a case-by-case basis. All non-audit services provided by the independent auditors in fiscal years 2008 and 2007 were pre-approved by the Audit Committee.

AUDIT COMMITTEE REPORT

     The Audit Committee has reviewed and discussed the audited financial statements of the Company with management and has discussed with Vitale, Caturano & Company, Ltd. (“Vitale”), the Company’s independent auditors, the matters required to be discussed under Statement of Auditing Standards No. 114 (“SAS 114”). In addition, the Audit Committee received from Vitale the written disclosures and the letter required to be delivered by Vitale under Independence Standards Board Standard No. 1 (“ISB Standard No. 1”) and has discussed with representatives of Vitale their independence.
     The Audit Committee has reviewed the non-audit services currently provided by the Company’s independent auditors and has considered whether the provision of such services is compatible with maintaining the independence of the Company’s independent auditors.
     Based on its review of the financial statements, its discussion with Vitale regarding SAS 114, and the written materials provided by Vitale under ISB Standard No. 1 and the related discussion with Vitale of their independence, the Audit Committee has recommended that the audited financial statements of the Company be included in its Annual Report on Form 10-K for the year ended March 31, 2008 for filing with the Securities and Exchange Commission.
The Audit Committee of the Board of Directors of Central Bancorp, Inc.
James F. Linnehan (Chairman)
Albert J. Mercuri, Jr.
Edward F. Sweeney, Jr.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under the Exchange Act, the Company’s officers and Directors and all persons who own more than 10% of the Common Stock (“Reporting Persons”) are required to file reports detailing their ownership and changes of ownership in the Common Stock and to furnish the Company with copies of all such ownership reports that are filed. Based solely on the Company’s review of the copies of such ownership reports which it has received in the past fiscal year or with respect to the past fiscal year, or written representations from such persons that no annual report of changes in beneficial ownership were required, the Company believes during the fiscal year ended March 31, 2008 all Reporting Persons have complied with these reporting requirements.

EXPENSES OF SOLICITATION

     The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, Directors, officers and regular employees of the Company may solicit proxies personally or by telegraph, telephone, facsimile or overnight courier without additional compensation.

OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.

ANNUAL REPORT

     The Company’s 2008 Annual Report to Stockholders, including financial statements prepared in conformity with accounting principles generally accepted in the United States of America, has been mailed to all stockholders of record as of the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing the Company. Such Annual Report is not to be treated as part of the proxy solicitation materials nor as having been incorporated herein by reference. A copy of the Company’s Annual Report on Form 10-K for the year ended March 31, 2008 as filed with the Securities and Exchange Commission will be furnished without charge to stockholders upon written request to Rhoda K. Astone, Vice President, Secretary and Clerk, Central Bancorp, Inc., 399 Highland Avenue, Somerville, Massachusetts 02144.

STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in the proxy materials of the Company for next year’s Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company’s main office at 399 Highland Avenue, Somerville, Massachusetts no later than February 20, 2009. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.
     Stockholder proposals to be considered at such Annual Meeting, other than those submitted pursuant to the Exchange Act, must be stated in writing, delivered or mailed to the Secretary and Clerk of the Company at the above address, not less than 30 days nor more than 60 days prior to the date of any such Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS /s/ Rhoda K. Astone Rhoda K. Astone Vice President, Secretary and Clerk

Somerville, Massachusetts
June 20, 2008

REVOCABLE PROXY CENTRAL BANCORP, [x] Please mark votes as in this example INC. For With- Hold For All Except -— —— —
ANNUAL MEETING OF STOCKHOLDERS JULY 24, 2008 THIS PROXY IS SOLICITED BY 1. The election as THE BOARD OF DIRECTORS The undersigned hereby appoints Richard E. directors of all Stevens and Edward F. Sweeney, Jr., with full powers of substitution to nominees listed act, as attorneys and proxies for the undersigned, to vote all shares of below (except as Common Stock of Central Bancorp, Inc. (the “Company”) which the noted to the undersigned is entitled to vote at the Annual Meeting of Stockholders, contrary). to be held at the Holiday Inn—Somerville, 30 Washington Street, Somerville, Massachusetts, on Thursday, July 24, 2008, at 11:00 a.m., local time, and at any and all adjournments thereof, as follows hereon. THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE NAMED NOMINEES. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, INCLUDING MATTERS RELATING TO THE CONDUCT OF THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY AS DETERMINED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
Nominees: (01) Paul E. Bulman, (02) James F. Linnehan and (03) John J. Morrissey
INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.
Mark box at right if you plan to attend the º Annual Meeting.
The Board of Directors recommends a vote “FOR” each of the NAMED NOMINEES.
Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary and Clerk of the Company at the Annual Meeting of the stockholder’s decision to terminate this Proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned acknowledges receipt from the Company prior to the execution of this Proxy of Notice of the Annual Meeting, a Proxy Statement dated June 20, 2008 and the Company’s 2008 Annual Report to Stockholders. Please be sure to sign and date this Proxy.
Please be sure to sign and date this Proxy in Date the box below. —— —
Stockholder sign above Co-holder (If any) sign above
? Detach above card, sign, date and mail in postage-prepaid envelope provided. ? CENTRAL BANCORP, INC. —
Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign. PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. —
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

[Central Bancorp Letterhead]

TO:	PARTICIPANTS IN THE CENTRAL CO-OPERATIVE BANK EMPLOYEE STOCK OWNERSHIP PLAN
     Under the terms of the Central Co-operative Bank Employee Stock Ownership Plan (the “ESOP”), you have the right to direct the ESOP Trustees as to the manner in which you wish to vote the shares of common stock of Central Bancorp, Inc. (“Central”) allocated to your ESOP account at Central’s 2008 Annual Meeting of Stockholders. Under the terms of the ESOP and subject to the Trustees’ responsibilities under applicable law, the ESOP Trustees will vote your allocated shares in accordance with your instructions. Allocated shares for which timely voting instructions are not received will be voted by the Trustees in the same proportion as participants vote allocated stock, provided that, in the absence of any voting directions as to allocated stock, the Board of Directors of Central Co-Operative Bank will direct the ESOP Trustees as to the voting of all shares of stock in the ESOP. Therefore, we encourage you to exercise your right to direct the voting of your allocated shares at the Annual Meeting.
     HOW TO EXERCISE YOUR RIGHTS. You may direct the voting of shares allocated to your account by completing, signing and returning the enclosed ESOP Participant Direction Form. Proxy cards supplied with proxy materials are not appropriate for the purpose of instructing the ESOP Trustees in connection with the voting of shares allocated to your ESOP account.
     CONFIDENTIALITY OF VOTING INSTRUCTIONS. Your instructions to the ESOP Trustees will be completely confidential. Central has engaged an independent firm, Registrar and Transfer Company (“RTCO”), which also serves as Central’s transfer agent, to serve as the ESOP’s confidential voting agent. ESOP Participant Direction Forms are to be sent (using the postage-paid envelopes provided therewith) to RTCO and should not be sent to Central.
     RTCO will count your votes and report the aggregate totals of all voting instructions to the ESOP Trustees. RTCO has agreed to maintain your voting instructions in strict confidence. In no event will your voting instructions be reported to Central.
     DELIVERY OF PROXY MATERIALS. A copy of Central’s Proxy Statement for the 2008 Annual Meeting of Stockholders and a copy of its 2008 Annual Report to Stockholders are enclosed for your review. As noted in the Proxy Statement, the 2008 Annual Meeting is scheduled for Thursday, July 24, 2008, at 11:00 a.m., local time, in Somerville, Massachusetts.
     Enclosed is an ESOP Participant Direction Form which you should use if you wish to direct the ESOP Trustees to vote shares allocated to your account in connection with the slate of directors endorsed by Central’s Board of Directors. Please note that to direct the ESOP Trustees to vote with respect to any of the foregoing, you must specifically mark your instructions on the ESOP Participant Direction Form. Items left blank will not be considered instructions to the ESOP Trustees.
     Voting instructions for shares allocated to your ESOP account must be received by RTCO by 5:00 p.m. Eastern Time on July 17, 2008 on the ESOP Participant Direction Forms provided by the ESOP Trustees for that purpose. Again, all ESOP Participant Direction Forms should be forwarded to RTCO and should not be mailed to Central.
     In order to make an informed judgment concerning how to instruct the ESOP Trustees to vote your allocated shares, you should read all of the proxy materials carefully and thoroughly. The ESOP Trustees will not recommend how you should complete your ESOP Participant Direction Form.
     WHEN TO SUBMIT YOUR ESOP PARTICIPANT DIRECTION FORM. You may submit your voting instructions to the confidential voting agent at any time, except that in order to be effective your instructions must be received by not later than 5:00 p.m. Eastern Time on July 17, 2008. If RTCO receives more than one ESOP Participant Direction Form from you, the Form bearing the latest date will be considered to have cancelled all

Forms bearing an earlier date. If more than one ESOP Participant Direction Form is received from you as of the same date, RTCO will consider the Form bearing the latest postmark as controlling. You may request additional Forms at any time by contacting Paul S. Feeley, Senior Vice President, Chief Financial Officer and Treasurer, at (617) 629-4229.
     If you have any questions regarding the procedures for instructing the ESOP Trustees, please call (617) 629-4229.

James F. Linnehan Edward F. Sweeney, Jr. Raymond Mannos ESOP Trustees June 20, 2008

x PLEASE MARK VOTES CENTRAL BANCORP, INC. AS IN THIS EXAMPLE
With- For All
For Hold Except -
ANNUAL MEETING OF STOCKHOLDERS JULY 24, 2008 THIS DIRECTION FORM IS SOLICITED ON E S O P 1. The election as BEHALF OF THE BOARD OF DIRECTORS CENTRAL CO-OPERATIVE BANK EMPLOYEE STOCK OWNERSHIP directors of all PLAN (“ESOP”) REVOCABLE ESOP PARTICIPANT DIRECTION FORM nominees listed ? ? ? below (except as noted to the contrary). NOMINEES: Paul E. Bulman, James F. Linnehan and John J. Morrissey INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.
THE ESOP TRUSTEE(S) WILL VOTE AS DIRECTED HEREIN. THIS REVOCABLE ESOP PARTICIPANT DIRECTION FORM CONFERS DISCRETIONARY AUTHORITY TO VOTE ON ANY OTHER BUSINESS PRESENTED AT THE MEETING. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, INCLUDING MATTERS RELATING TO THE CONDUCT OF THE MEETING, THE ESOP TRUSTEE(S) WILL VOTE IN HIS (THEIR) DISCRETION AND IN ACCORDANCE WITH THE APPLICABLE FIDUCIARY PRINCIPLES. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. IF NO INSTRUCTIONS ARE SPECIFIED, THIS DIRECTION FORM WILL HAVE NO FORCE OR EFFECT AND ALL SHARES ALLOCATED TO YOUR ACCOUNT(S) WILL BE VOTED BY THE ESOP TRUSTEE(S) IN ACCORDANCE WITH THE TERMS OF THE ESOP, SUBJECT TO THE ESOP TRUSTEE(S)’ RESPONSIBILITIES UNDER APPLICABLE LAW.
The undersigned hereby instructs the ESOP Trustee(s) (currently James F. Linnehan, Edward F. Sweeney, Jr. and Raymond Mannos), or their successors, to vote, either by ballot or by proxy, all shares of common stock of Central Bancorp, Inc. (the “Company”) which are allocated to the account(s) of the undersigned pursuant to the Central Co-operative Bank Employee Stock Ownership Plan (the “ESOP”) at the Annual Meeting of Stockholders to be held at the Holiday Inn—Somerville, 30 Washington Street, Somerville, Massachusetts on Thursday, July 24, 2008 at 11:00 a.m., local time, and at any and all adjournments thereof, as set forth hereon.
Please be sure to sign and date this Proxy in the box below. Date The undersigned acknowledges receipt from the Company prior to the execution of this form of Notice of the Meeting, a Proxy Statement dated June 20, 2008 and the Company’s 2008 Annual Report to Stockholders. —— —
Stockholder sign above Co-holder (if any) sign In order to be above effective, voting instructions must be received by Registrar and Transfer Company, the confidential voting agent, no later than 5:00 p.m. Eastern time on July 17, 2008. You must specifically mark your instructions on this form. Items left blank will not be considered instructions to the ESOP Trustee(s).
The Board of Directors of the Company recommends a vote “FOR” each of the named nominees. —
? Detach above card, sign, date and mail in postage-paid envelope provided. ? CENTRAL BANCORP, INC. —
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS DIRECTION FORM PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. —
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.